Exhibit 10.1
     AMENDMENT NO. 1 dated as of April 30, 2008 (this “Agreement”) to the Forbearance Agreement, Consent and Waiver, among TROPICANA ENTERTAINMENT, LLC, a Delaware limited liability company (“Trop Entertainment), TROPICANA FINANCE CORP. (“Trop Finance”), the undersigned affiliates of Trop Entertainment (each of the foregoing, an “Obligor” and collectively, the “Obligors”) WILLIAM J. YUNG III (“Yung”), DONNA MORE (“More”), WILMINGTON TRUST COMPANY, as successor Trustee (in such capacity, the “Indenture Trustee”) under that certain Indenture (as defined below), and the undersigned holders of the Notes (the “Noteholders”).
Recitals
          A. Pursuant to the Indenture, dated as of December 28, 2006 (as amended, restated, supplemented or otherwise modified, the “Indenture”) among Trop Entertainment and Trop Finance (collectively, the “Issuers”) and the Indenture Trustee (as successor Trustee to U.S. Bank National Association), the Issuers have issued $960,000,000 in principal amount of 9 5/8% Senior Subordinated Notes due 2014 (the “Notes”) to the Noteholders.
          B. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Forbearance (as defined below).
          C. The Issuers, the Obligors, Yung, More, the Indenture Trustee and the Noteholders entered into that certain Forbearance Agreement, Consent and Waiver dated as of April 11, 2008 (the “Original Forbearance”), pursuant to which the Indenture Trustee and the Noteholders agreed to a Forbearance with respect to the Acknowledged Event of Default for the Forbearance Period.
          D. The Issuers have informed the Indenture Trustee that certain events may occur that would constitute a Termination Event under the Original Forbearance.
          E. The Issuers have requested that the Indenture Trustee and the Noteholders amend the Original Forbearance as set forth below, subject to the terms hereof.
          F. The Indenture Trustee and the Noteholders are willing to amend the Original Forbearance on the terms set forth herein.
     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments. Upon the Effective Date (as defined below), the Original Forbearance shall be amended as follows:

(a) Section 2(a) of the Original Forbearance shall be amended and restated in its entirety to read as follows
"(a) (i) the acceleration of the maturity of any obligations under the Credit Agreement or (ii) the occurrence of a Default under the Credit Agreement or the Bank Forbearance Agreement (in either case, except any Default resulting from the failure to pay interest due and payable under the Credit Agreement on April 30, 2008 and other than the Specified Defaults (as defined in the Bank Forbearance Agreement), but only until 11:59 p.m. New York City time on May 5, 2008), that is not timely cured or the subject of a forbearance agreement between Borrower and Credit Suisse, as Administrative Agent, under the Credit Agreement;”; and
(b) The eighth Whereas clause and Section 5 of the Original Forbearance Agreement shall be amended by deleting the date “May 1, 2008” appearing therein and inserting in lieu thereof “11:59 p.m. New York City time on May 5, 2008”.
     Section 2. Limited Waiver. The Noteholders hereby waive any Termination Event under the Original Forbearance by the Issuers resulting from the occurrence of an event that would not constitute a Termination Event pursuant to the Original Forbearance as amended hereby.
     Section 3. Effectiveness. This Agreement shall become effective as of the date set forth above on the date (the “Effective Date”) on which the Indenture Trustee shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Issuers, Yung, More, the Indenture Trustee and the requisite amount of the Noteholders.
     Section 4. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually executed counterpart hereof.
     Section 5. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     Section 6. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

TROPICANA ENTERTAINMENT, LLC, for or itself and its direct and indirect subsidiaries that are issuers or guarantors under the 9-5/8% Senior Subordinated Notes Indenture dated as of December 28, 2006
By:	/s/ William J. Yung
	Name:	WILLIAM J. YUNG
	Title:	PRESIDENT

TROPICANA FINANCE CORP.
By:	/s/ William J. Yung
	Name:	WILLIAM J. YUNG
	Title:	PRESIDENT

COLUMBIA VICKSBURG PROPERTIES LLC
By:	/s/ William J. Yung
	Name:	WILLIAM J. YUNG
	Title:	PRESIDENT

CP LAUGHLIN REALTY, LLC,
By:	/s/ Theodore R. Mitchel
	Name:	THEODORE R. MITCHEL
	Title:	SVP, CFO, Treasurer

Signature Page to Amendment No. 1 to Forbearance Agreement

BROWN RUDNICK BERLACK ISRAELS, LLP, in its capacity as counsel to, and on behalf of, the Noteholders and the Indenture Trustee
By:
Name:
Title:

Signature Page to Amendment No. 1 to Forbearance Agreement

AGREED AND CONSENTED TO FOR THE LIMITED PURPOSES OF PARAGRAPH 6(b) OF THE ORIGINAL FORBEARANCE WILLIAM J. YUNG
/s/ William J. Yung

DONNA MORE
/s/ Donna More

Signature Page to Amendment No. 1 to Forbearance Agreement